Exhibit 10.5

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Regulation S-K, Item 601(b) because the Registrant has determined that the omitted information (i) is not material and (ii) is the type that the Registrant treats as private or confidential.

REGISTRATION RIGHTS AGREEMENT

dated as of

[●], 2026
among

GUARDIAN METAL RESOURCES PLC

and

THE SHAREHOLDERS THAT ARE SIGNATORIES HERETO

TABLE OF CONTENTS

Page

Article 1 Definitions

Section 1.01 . Definitions	1
Section 1.02 . Other Definitional and Interpretative Provisions	4

Article 2
Registration Rights

Article 3
Miscellaneous

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, this “Agreement”), dated as of [●], 2026, is made by and among Guardian Metal Resources PLC, a United Kingdom public company limited by shares (the “Company”), and the Company shareholders that are or become signatories hereto (each a “Shareholder” and collectively, the “Shareholders”).

RECITALS

WHEREAS, the Company’s ordinary shares are currently admitted to trading on AIM, a market operated by the London Stock Exchange;

WHEREAS, the Company is contemplating an underwritten initial public offering in the United States of ADSs to be listed on NYSE American (the “IPO”);

WHEREAS, the Shareholders hold Shares; and

WHEREAS, in connection with the IPO, the Company has agreed to grant the Shareholders certain registration rights with respect to their Shares, including any Shares issued alongside the IPO to Shareholders via private placement and Shares represented by ADSs issued or issuable upon deposit of such Shares with the Depositary, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article 1
Definitions

Section 1.01. Definitions. As used in this Agreement, the following terms have the following meanings:

“ADSs” means the American depositary shares representing Shares of the Company, with each ADS representing five (5) Shares.

“Affiliate” means (a) with respect to any Shareholder, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (b) with respect to any other Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. It is understood and agreed that, for purposes hereof, no Shareholder shall be deemed to be an Affiliate of any other Shareholder. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Common Equivalents” means (i) with respect to Shares, the number of Shares and (ii) with respect to any Company Securities that are convertible into or exchangeable for Shares, the number of Shares issuable in respect of the conversion or exchange thereof.

“Company Securities” means (i) Shares, (ii) securities convertible into or exchangeable for Shares, (iii) any options, warrants or other rights or securities or instruments to acquire Shares, (iv) any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Shares, and (v) any other equity security of the Company issued or issuable with respect to any Shares by way of a stock dividend or stock split or a share capitalization or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation, reorganization or otherwise.

“Depositary” means JPMorgan Chase Bank, N.A.

“Duquesne” means Juggernaut Fund, L.P.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“Fully-Diluted” means all outstanding Shares, all Shares issuable in respect of all outstanding securities convertible into or exchangeable for Shares and all Shares issuable in respect of all outstanding options, warrants and other rights to acquire Shares; provided that, if any of the foregoing Company Securities are subject to vesting, such Company Securities subject to vesting shall be included in the definition of “Fully-Diluted” only upon and to the extent of such vesting.

“Overnight Offering” means an offering of Registrable Securities conducted (i) on a non-underwritten basis, including a “bought deal,” “block trade,” “registered direct offering,” or other similar transaction, but excluding, for the avoidance of doubt, ordinary open market trades, or (ii) on an underwritten basis but with marketing efforts conducted over a period not exceeding 48 hours.

“Person” means an individual, corporation, company (including any limited company, public limited company or private company limited by shares or by guarantee), partnership (including any general partnership, limited partnership or limited liability partnership), limited liability company, joint venture, trust, body corporate, association, estate, unincorporated organization or other entity, whether or not having separate legal personality, or any government, government body, or any agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Public Offering” means an underwritten public offering of Registrable Securities pursuant to an effective Registration Statement under the Securities Act, other than pursuant to a Registration Statement on Form F-4 or Form S-8 or any similar or successor form, but not including an Overnight Offering.

“Registrable Securities” means, at any time any Shares or ADSs or Common Equivalents held by a Shareholder, until (i) a Registration Statement covering such Shares or ADSs has been declared effective by the SEC and such Shares or ADSs, as applicable, have been disposed of pursuant to such effective Registration Statement, (ii) such Shares or ADSs, as applicable, are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such Shares or ADSs are otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for such Shares or ADSs not bearing a restricted legend and such Shares or ADSs may be resold without subsequent registration under the Securities Act and without volume or manner of sale restrictions. For the avoidance of doubt, any reference in this Agreement to the registration or offering of Shares shall include Shares in the form of ADSs.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of Company Securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, Prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.03(i)), (vii) reasonable fees and expenses of any special experts retained by the Company (including independent mining consultants) in connection with such registration, (viii) reasonable fees, out-of-pocket costs and expenses of the Shareholders, including one counsel for all of the Shareholders participating in the offering selected (A) by UCAM, in the case of any offering in which UCAM participates, or (B) if UCAM does not participate and if the Duquesne participates, then Duquesne, (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xv) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 2.03(q). For the avoidance of doubt, Registration Expenses shall not include any Underwriting Expenses.

“Registration Statement” means any registration statement that covers the offer or sale of Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means ordinary shares of the Company, each having a nominal value of £0.01 per share.

“Shelf Registration Statement” means a Registration Statement filed on Form F-3 or Form S-3 (or any successor form) covering the sale of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

“Shelf Takedown” means an offering of Registrable Securities that is registered on a Shelf Registration Statement which, without limitation, may include a Public Offering or an Overnight Offering.

“Transfer” means a direct or indirect transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of Shares, or any legal or beneficial interest therein, including the grant of an option or other right or the grant of any interest that would result in a Shareholder no longer having the power to vote, or cause to be voted, such Shareholder’s Shares, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law; and “Transferred,” “Transferee,” “Transferor,” and “Transferability” shall each have a correlative meaning.

“UCAM” means UCAM Limited.

“Underwriting Expenses” means any underwriting fees, discounts, commissions or taxes attributable to the sale of Registrable Securities.

(a)            Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Company	Preamble
Damages	2.04
Demand Registration	2.01(a)
Indemnified Party	2.06
Indemnifying Party	2.06
Inspectors	2.03(h)
IPO	Preamble
Maximum Offering Size	2.01(d)
Piggyback Registration	2.02(a)
Records	2.04(g)
Registering Shareholders	2.01(a)
Requesting Shareholder	2.01(a)
Shelf Registration	2.01(g)
Shareholder	Preamble

Section 1.02. Other Definitional and Interpretative Provisions.

(a)            The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)            The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and Section references are to this Agreement unless otherwise specified.

(c)            The term “including” is not limiting and means “including without limitation.”

(d)            The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)            Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

(f)            Any reference to a form filed with the SEC shall include the equivalent form filed by a U.S. issuer and a foreign private issuer, and any successor form.

Article 2
Registration Rights

Section 2.01. Demand Registration.

(a)           If at any time following the date of this Agreement, the Company shall receive a written request from either UCAM or Duquesne (that party shall be referred to herein as the “Requesting Shareholder”) that the Company effect the registration under the Securities Act of all or any portion of such Requesting Shareholder’s Registrable Securities on Form F-3 if the Company is then eligible to use Form F-3 and otherwise on Form F-1 (or, if the Company ceases to qualify as a foreign private issuer, on Form S-3 or Form S-1, applicable), in each case, or any successor form thereto, and specifying the intended method of disposition thereof, then the Company shall promptly give notice of such requested registration (each such request shall be referred to herein as a “Demand Registration”) at least 10 Business Days prior to the anticipated filing date of the Registration Statement relating to such Demand Registration to the other Shareholder and thereupon shall use its best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

(i)            all Registrable Securities for which the Requesting Shareholder has requested registration under this Section 2.01; and

(ii)           subject to the restrictions set forth in Sections 2.01(d) and 2.02, all other Registrable Securities of the same class as those requested to be registered by the Requesting Shareholder that the other Shareholder with rights to request registration under Section 2.01 (such Shareholder, together with the Requesting Shareholder, and any Shareholder participating in a Piggyback Registration pursuant to Section 2.02, the “Registering Shareholders”) has requested the Company to register by request received by the Company within 10 Business Days after such Shareholder receives the Company’s notice of the Demand Registration;

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that, subject to Section 2.01(c), the Company shall not be obligated to effect more than three Demand Registrations within a 12-month period for each Shareholder; provided that the Company shall be obligated to effect an unlimited number of Overnight Offerings conducted as Shelf Takedowns pursuant to an effective Shelf Registration Statement. The Company shall (i) as soon as practicable, and in any case not more than 30 days, after the Company’s receipt of the written demand from the Requesting Shareholder, file a Registration Statement in respect of all Registrable Securities the Registering Shareholders requested to register in such Demand Registration (and, during the lock up period pursuant to the relevant lock up agreement to which such Shareholder is a party, to the extent permitted by applicable law, such Registration Statement shall be filed confidentially with the SEC), and (ii) if such Registration Statement is confidentially filed with the SEC, cause that Registration Statement to be filed publicly on the second business day prior to the expiration of the lockup agreement relating to the IPO (or, if the lock-up agreement is waived at an earlier point, on the date of such waiver) and (iii) cause such Registration Statement to be declared effective as soon as practicable thereafter (and to the extent practicable, no later than immediately prior to the expiration of such lock up period or termination or waiver of the lock up provisions contained in the lock up agreement). Notwithstanding anything to the contrary in this Agreement, no sale or other disposition of Registrable Securities pursuant to any Registration Statement or other offering contemplated by this Agreement may be effected in violation of any lock up agreement relating to the IPO to which the relevant Shareholder is a party.

(b)            Promptly after the expiration of the 10-Business Day-period referred to in Section 2.01(a)(ii), the Company will notify all Registering Shareholders of the identities of the other Registering Shareholders and the number of shares of Registrable Securities requested to be included therein. At any time prior to the effective date of the Registration Statement relating to such registration, the Requesting Shareholders may revoke such request, without liability to any of the other Registering Shareholders, by providing a written notice to the Company revoking such request. A request, so revoked, shall be considered to be a Demand Registration unless (i) such revocation arose out of the fault of the Company (in which case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request), or (ii) the Requesting Shareholders reimburse the Company for all Registration Expenses of such revoked request.

(c)            The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such registration is effected, except as set forth in Section 2.01(b). All Underwriting Expenses will be borne by the Registering Shareholders pro rata on the basis of the amount of gross proceeds from the sale of their Registrable Securities.

(d)            A Demand Registration shall not be deemed to have occurred:

(i)            unless the Registration Statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 180 days (or such shorter period in which all Registrable Securities of the Registering Shareholders included in such registration have actually been sold thereunder); provided that such Registration Statement shall not be considered a Demand Registration if, after such Registration Statement becomes effective, (1) such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (2) less than 75% of the Registrable Securities included in such Registration Statement have been sold thereunder; or

(ii)            if the Maximum Offering Size is reduced in accordance with Section 2.01(d) such that less than 75% of the Registrable Securities of the Requesting Shareholders sought to be included in such registration are included.

(e)            If a Demand Registration involves a Public Offering and the managing underwriter advises the Company and the Requesting Shareholders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

(i)            first, all Registrable Securities requested to be registered by the Registering Shareholders (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of Registrable Securities so requested to be included in such registration by each such Shareholder); and

(ii)           second, all Registrable Securities requested to be included in such registration by any other Person, including the Company (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such other Persons on the basis of the relative number of Registrable Securities so requested to be included in such registration by each such Person).

(f)            Upon notice to each Requesting Shareholder, the Company may postpone effecting a registration pursuant to this Section 2.01 on one occasion during any period of 12 consecutive months for a reasonable time specified in the notice but not exceeding 60 days after receipt of the request from the Requesting Shareholders (which period may not be extended or renewed), if (i) an investment banking firm of recognized national standing shall advise the Company and the Requesting Shareholders in writing that effecting the registration would materially and adversely affect an offering of securities of such Company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company.

(g)            At any time when the Company is eligible, upon the written request of UCAM or Duquesne, the Company shall use its best efforts to file one or more “shelf” Registration Statements (the “Shelf Registration”) with respect to the Registrable Securities on an appropriate form pursuant to Rule 415 (or any similar provision that may be adopted by the SEC) under the Securities Act, with respect to the Registrable Securities, and to cause such Shelf Registration to become effective and to keep such Shelf Registration in effect until the Shareholders no longer hold any Registrable Securities. Any offer or sale of Registrable Securities pursuant to the Shelf Registration in any Public Offering (but not an Overnight Offering) shall be deemed to be a Demand Registration subject to the provisions of Section 2.01(a). Each Shareholder may request a Shelf Registration to register Registrable Securities that are not already registered by an effective “shelf” Registration Statement. The Company shall be liable for and pay all Registration Expenses in connection with any Shelf Registration. All Underwriting Expenses will be borne by the Company and the Registering Shareholders pro rata on the basis of the amount of gross proceeds from the sale of their shares so registered. The Company shall (i) as soon as practicable, and in any case not more than 30 days, after the Company’s receipt of the written demand for a Shelf Registration file a Shelf Registration Statement in respect of all Registrable Securities the Shareholder requested to include in the Shelf Registration, and (ii) cause that Registration Statement to be declared effective as soon as practicable thereafter. The Company shall maintain the effectiveness of the Shelf Registration Statement (or any other Registration Statement filed pursuant to this Agreement) in accordance with the terms hereof and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep the applicable Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities.

At any time and from time to time on or after the filing and effectiveness of a Shelf Registration Statement, a Shareholder may make a written demand (a “Shelf Takedown Demand”) for a Shelf Takedown in respect of all or part of its Registrable Securities included in that Shelf Registration Statement. The Company shall, within two Business Days of its receipt of the Shelf Takedown Demand, notify, in writing, of such demand all other Persons that have Registrable Securities included in the relevant Shelf Registration Statement (the “Shelf Holders”), and each Shelf Holder that wishes to include all or a portion of its Registrable Securities in the Shelf Takedown shall so notify the Company, in writing, within three Business Days after it receives the notice from the Company; provided, that in the event of a Shelf Takedown Demand for an Overnight Offering, the Company must only provide notice of the Shelf Takedown Demand to the Shelf Holders within one day of receipt of the Shelf Takedown Demand, and the Shelf Holders shall have only one day from the notice to elect to include Registrable Securities after receipt of the Company’s notice. As soon as practicable thereafter, the Company shall facilitate a Shelf Takedown of all Registrable Securities the Shelf Holders timely request to include in the Shelf Takedown. The right of any Shareholder to include its Registrable Securities in a Shelf Takedown shall be conditioned upon such Shareholder’s participation in the Public Offering or Overnight Offering, including entering into an underwriting agreement, agency agreement, purchase agreement and ancillary documents, as applicable, including but not limited to a lock-up agreement, if applicable, in customary form with the underwriter(s), agent(s) and purchaser(s), as applicable, selected for such Public Offering or Overnight Offering.

(h)            If any Shelf Registration Statement is filed on Form F-3 and thereafter the Company becomes ineligible to use Form F-3 for secondary sales, the Company shall promptly notify the Shareholders of such ineligibility and use its best efforts to file a Shelf Registration Statement on an appropriate form as promptly as reasonably practicable to replace the Shelf Registration Statement on Form F-3 and have such replacement Shelf Registration Statement declared effective as soon as reasonably practicable following the filing thereof with the SEC. If the Company once again becomes eligible to use Form F-3, the Company shall use its commercially reasonable efforts to convert the replacement Shelf Registration Statement to a Form F-3 as soon as reasonably practicable after the Company is eligible to use Form F-3. Any Registration Statement filed with the SEC shall contain a Prospectus in such form as to permit any Shareholder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the effective date for such Registration Statement, and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, Shareholders. Notwithstanding the registration obligations set forth in this Section 2.01, in the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the Shareholders thereof and use its reasonable best efforts to file amendments to the Shelf Registration Statement as required by the SEC and/or (ii) withdraw the Shelf Registration Statement and file a new Registration Statement (a “New Registration Statement”) on Form F-3 (or another available form); provided, that prior to filing such amendment or New Registration Statement, the Company shall use its reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Shareholder, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Shareholders and included in the Shelf Registration Statement, subject to a determination by the SEC that, in order for the offering under the Shelf Registration Statement to be considered a secondary offering, certain Shareholders must be reduced first based on the number of Registrable Securities beneficially owned by such Shareholders. In the event the Company amends the Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form F-3 (or another available form) to register for resale those Registrable Securities that Shareholder(s) had validly requested to register in such Shelf Registration and that were not registered for resale on the Shelf Registration Statement, as amended, or the New Registration Statement.

Section 2.02. Piggyback Registration.

(a)           If, at any time on or after the date hereof, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of other holders of the Company (or both) (other than a registration on Form S-8, S-4 or F-4, or any successor forms, relating to Shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person), the Company shall each such time give prompt notice at least 10 Business Days prior to the anticipated filing date of the offering relating to such registration to each Shareholder, which notice shall set forth such Shareholder’s rights under this Section 2.02 and shall offer such Shareholder the opportunity to include in such Registration Statement the number of Registrable Securities of the same class or series as those proposed to be registered as each such Shareholder may request (a “Piggyback Registration”), subject to the provisions of Section 2.02(b). Upon the request of any such Shareholder made within 10 Business Days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by such Shareholder), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Shareholders, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if such registration involves a Public Offering, all such Shareholders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected as provided in Section 2.04(f) on the same terms and conditions as apply to the Company or the Requesting Shareholders, as applicable, and (ii) if, at any time after giving notice of its intention to register any Company Securities pursuant to this Section 2.02(a) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.02 shall relieve the Company of its obligations to effect a Demand Registration or Shelf Registration to the extent required by Section 2.01. The Company shall pay all Registration Expenses in connection with each Piggyback Registration. All Underwriting Expenses will be borne by the Company and the Registering Shareholders pro rata on the basis of the amount of gross proceeds from the sale of their securities so registered. For purposes of clarity, there is no limit on the number of registrations that may be effected under Section 2.02(a) hereof, and no registration effected pursuant to Section 2.02(a) hereof shall be counted as an Public Offering or Demand Registration.

(b)            If a Piggyback Registration involves a Public Offering by the Company (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 2.01(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and such Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)            first, so much of the Registrable Securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size; and

(ii)           second, all Registrable Securities requested to be included in such registration by any Shareholders pursuant to Section 2.01 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each such Shareholder).

(c)            If a Piggyback Registration involves a Public Offering by Persons other than the Company that hold Registrable Securities and the managing underwriter advises such Persons that, in its view, the number of Registrable Securities that such Persons intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)            first, so much of the Registrable Securities proposed to be registered for the account of such Persons holding Registrable Securities as would not cause the offering to exceed the Maximum Offering Size; and

(ii)           second, all Registrable Securities requested to be included in such registration by any Shareholders pursuant to Section 2.01 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each such Shareholder).

Section 2.03. Registration Procedures. Whenever Shareholders request that any Registrable Securities be registered pursuant to Section 2.01 or 2.02, subject to the provisions of such Sections, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

(a)            The Company shall as expeditiously as possible prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof; and use its reasonable best efforts to cause such filed Registration Statement to become and remain effective as soon as practicable thereafter for a period of not less than 180 days, or in the case of a Shelf Registration Statement, such period in which all of the Registrable Securities of the Shareholders included in such Registration Statement shall have actually been sold thereunder or cease to be Registrable Securities.

(b)            Prior to filing a Registration Statement or Prospectus or any amendment or supplement thereto, the Company shall furnish to each Registering Shareholder and each underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, and thereafter the Company shall furnish to such Shareholder and underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus and any summary prospectus) and any other Prospectus filed under Rule 424, Rule 430A, Rule 430B or Rule 430C under the Securities Act and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder. Each Shareholder shall have the right to request that the Company modify any information contained in such Registration Statement, amendment and supplement thereto pertaining to such Shareholder and the Company shall use its reasonable best efforts to comply with such request; provided, however, that the Company shall not have any obligation so to modify any information if the Company reasonably expects that so doing would cause the Prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)            The Company shall permit a representative of the Shareholders, the underwriter(s), if any, and any attorney or accountant retained by such Shareholders or underwriter(s) to participate, at each such Person’s own expense (other than with respect to Registration Expenses), in the preparation of the Registration Statement.

(d)            After the filing of the Registration Statement, the Company shall (i) cause the related Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Shareholders thereof set forth in such Registration Statement or supplement to such Prospectus and (iii) promptly notify each Registering Shareholder holding Registrable Securities covered by such Registration Statement of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered at the earliest possible time.

(e)            The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Shareholder holding such Registrable Securities reasonably (in light of such Shareholder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Registrable Securities owned by such Shareholder; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.04(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f)            The Company shall immediately notify each Registering Shareholder holding such Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly prepare and make available to each such Shareholder and file with the SEC any such supplement or amendment.

(g)            The Requesting Shareholder shall have the right, in its sole discretion, to select an underwriter or underwriters in connection with any Public Offering resulting from any exercise of a Demand Registration or a Shelf Takedown. The Company shall select an underwriter or underwriters in connection with any other Public Offering. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA and including participation in road shows and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition.

(h)            Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection by any Shareholder and any underwriter participating in any disposition pursuant to a Registration Statement being filed by the Company pursuant to this Section 2.03 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the “Inspectors”), all financial and other records (including technical information), pertinent corporate documents and properties of the Company (collectively, the “Records”) and opportunities to discuss the business of the Company with its officers and independent public accountants who have issued audit reports on its financial statements, in each case, as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliates as the basis for any market transactions in the Registrable Securities unless and until such information is made generally available to the public. Each Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(i)            In connection with any Public Offering, Company shall furnish to each Registering Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such Registering Shareholder or underwriter, of (i) a disclosure letter and an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the applicable Registration Statement), each in customary form and covering such matters of the kind customarily covered by disclosure letters, opinions or comfort letters, as the case may be, as a majority of such Shareholders or the managing underwriter therefor reasonably requests.

(j)            The Company shall provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities, if required, no later than the effective date of such Registration Statement.

(k)            The Company shall, if requested by a Shareholder or the underwriter(s) in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as a Shareholder and such underwriter(s), if any, may reasonably request to have included therein, including information relating to the “Plan of Distribution” of the Registrable Securities, information with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

(l)            The Company shall advise each holder of Registrable Securities covered by a Registration Statement, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed (provided that any such notice may be made by the issuance of a press release including such information).

(m)            The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document covering a period of 12 months, beginning within three months after the effective date of the Registration Statement (unless such report is filed pursuant to the Exchange Act), which earnings statement satisfies the provisions of Section 11(a) of the Securities Act and the requirements of Rule 158 under the Securities Act.

(n)            The Company may require each Shareholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

(o)            Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.04(e), such Shareholder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Shareholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.04(e), and, if so directed by the Company, such Shareholder shall deliver to the Company all copies, other than any permanent file copies then in such Shareholder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. The Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 2.03(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.04(e) to the date when the Company shall make available to such Shareholder a Prospectus supplemented or amended to conform with the requirements of Section 2.04(e).

(p)            The Company shall use its reasonable best efforts to list all Registrable Securities covered by such Registration Statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(q)            In any Public Offering pursuant to a Demand Registration, the Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their reasonable best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(r)            Each Shareholder agrees that, in connection with any offering pursuant to this Agreement, it will not prepare or use or refer to, any “free writing prospectus” (as defined in Rule 405 of the Securities Act) without the prior written authorization of the Company (which authorization shall not be unreasonably withheld), and will not distribute any written materials in connection with the offer or sale of the Registrable Securities pursuant to any Registration Statement hereunder other than the Prospectus and any such free writing prospectus so authorized.

(s)            For so long as the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company agrees that it will timely file the reports required to be filed by it (and submit electronically to the Commission every interactive data file required to be submitted) under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and it will take such further action as the Shareholders reasonably may request, all to the extent required from time to time to enable the Shareholders to sell or otherwise Transfer Registrable Securities within the limitation of the exemptions provided by (a) Rule 144 or (b) any similar rule or regulation hereafter adopted by the SEC. The Company covenants that if the Company is not required to file such reports, it will, upon the request of any party hereto, make publicly available such information as necessary to permit sales by affiliates pursuant to Rule 144 under the Securities Act, and it will use reasonable best efforts to take such further action as any party hereto may reasonably request, in each case to the extent required from time to time to enable such party hereto to sell the securities of the Company without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC. Upon the request of a Shareholder, the Company will deliver to such Shareholder a written statement as to whether it has complied with such requirements.

Section 2.04. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Shareholder beneficially owning any Registrable Securities covered by a Registration Statement, its officers, directors, members, shareholders, employees, partners and agents, and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by, relating to, arising out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or preliminary Prospectus contained therein, relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or free writing prospectus (as defined in Rule 405 under the Securities Act), or caused by, relating to, arising out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by, related to, arose out of or was based upon any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such Shareholder or on such Shareholder’s behalf expressly for use therein. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Shareholders provided in this Section 2.04.

Section 2.05. Indemnification by Registering Shareholders. Each Shareholder holding Registrable Securities included in any Registration Statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only with respect to information furnished in writing by such Shareholder or on such Shareholder’s behalf expressly for use in any Registration Statement or Prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary Prospectus or free writing prospectus. Each such Shareholder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 2.05. As a condition to including Registrable Securities in any Registration Statement filed in accordance with Article 2, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. No Shareholder shall be liable under this Section 2.05 for any Damages in excess of the net proceeds realized by such Shareholder in the sale of Registrable Securities of such Shareholder to which such Damages relate.

Section 2.06. Conduct of Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 2, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except and only to the extent that the Indemnifying Party is materially prejudiced by such failure to notify (through the forfeiture of substantive rights or defenses); and provided, further, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to an Indemnified Party otherwise than under this Section 2.06. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) there may be one or more legal or equitable defenses available to such Indemnified Party which are in addition to or may conflict with those available to another Indemnified Party, or (iii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Indemnifying Party shall not assume the defense of such claim, and the Indemnified Party may select and retain counsel reasonably satisfactory to the Indemnified Party at the cost of the Indemnifying Party. For the avoidance of doubt, the Indemnified Party may take any actions reasonably necessary to defend such proceeding prior to the time that the Indemnifying Party assumes the defense thereof as contemplated by the immediately preceding sentence. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of or consent to the entry of any judgment with respect to any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of or consent to the entry of any judgment with respect to any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of an Indemnified Party. In the event the Indemnified Party assumes the defense of the relevant claim or proceeding, the Indemnified Party shall keep the Indemnifying Party reasonably informed of the progress of any such claim or proceeding, subject to applicable ethical and legal requirements. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or Affiliate of such Indemnified Party and shall survive the transfer of securities.

Section 2.07. Contribution. If the indemnification provided for in this Article 2 is unavailable to the Indemnified Parties in respect of any Damages, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Shareholders holding Registrable Securities covered by a Registration Statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Shareholders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and such Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Shareholders or by such underwriters. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 2.08 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.08, no Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Shareholder were offered to the public (less underwriters’ discounts and commissions) exceeds the amount of any Damages that such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Shareholder’s obligation to contribute pursuant to this Section 2.08 is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all such Shareholders and not joint.

Section 2.08. Participation in Public Offering. No Shareholder may participate in any Public Offering hereunder unless such Shareholder (i) agrees to sell such Shareholder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (it being understood that, unless required otherwise by the Securities Act or any other applicable law, the Company will not require any Shareholder to make any representation, warranty or agreement in such agreement other than with respect to such Shareholder, the ownership of such Shareholder’s securities being registered and such Shareholder’s intended method of disposition) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights. The representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriter in such written agreement with the underwriter will also be made to and for the benefit of each Shareholder participating in the relevant offering.

Section 2.09. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Shareholder participating therein with respect to any required registration or other qualification of securities under any foreign, federal or state law or regulation or governmental authority other than the Securities Act.

Section 2.10. Cooperation by the Company. If any Shareholder shall transfer any Registrable Securities pursuant to Rule 144, the Company shall cooperate, to the extent commercially reasonable, with such Shareholder and shall provide to such Shareholder such information as such Shareholder shall reasonably request.

Section 2.11. ADS Conversion. Upon the written request of any Shareholder, the Company shall use commercially reasonable efforts to facilitate the deposit of any Shares held by such Shareholder with the Depositary for the issuance of ADSs representing such Shares in accordance with the terms of any deposit agreement or deposit facility established by or on behalf of the Company for such purpose, and shall take such actions as may be reasonably necessary, to permit such ADSs to be issued and, if necessary, registered under the Securities Act pursuant to a registration statement on Form F-6 (or any successor form).

Section 2.12. No Transfer of Registration Rights. None of the rights of Shareholders under this Article 2 shall be assignable by any Shareholder to any Person acquiring Registrable Securities in any Public Offering or pursuant to Rule 144 or any other available exemption from registration under the Securities Act, provided that the rights of a Shareholder under this Article 2 may be assigned by the Shareholder to any Affiliate thereof that agrees in a customary written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Article 2.

Article 3
Miscellaneous

Section 3.01. Binding Effect; Assignability; Benefit.

(a)           This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Shareholder that ceases to own beneficially any Company Securities shall cease to be bound by the terms hereof (other than (i) the provisions of Sections 2.04, 2.05, 2.06, 2.07 and 2.09 applicable to such Shareholder with respect to any offering of Registrable Securities completed before the date such Shareholder ceased to own any Company Securities and (ii) Sections 3.02, 3.04, 3.05, 3.06 and 3.07).

(b)            Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 3.02. Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, addressed to the Company, UCAM and Duquesne at the address set forth below:

If to the Company, to:

Guardian Metal Resources PLC
c/o Orana Corporate LLP

25 Eccleston Place

London SW1W 9NF

United Kingdom
Attention: Oliver Friesen
E-mail: [***]

with a copy to:

Davis Polk & Wardwell London LLP

The Whittington Building

4A Frederick's Place

London EC2R 8AB

United Kingdom
Attention: Connie I. Milonakis
E-mail: connie.milonakis@davispolk.com

with a copy to UCAM and the Duquesne at the address listed below.

If to UCAM, to:

UCAM Limited

c/o Ocorian

Level 5, 20 Fenchurch Street

London, EC3M 3BY

Attention: Helena Manning and John Demaine

Email: [***]

with a copy to (which shall not constitute notice):

Watson Farley & Williams LLP
120 West 45th Street, 20th floor

New York, New York 10036
Attention: Steven Hollander

Email: shollander@wfw.com

If to Duquesne, to:

Juggernaut Fund, L.P.

c/o Duquesne Family Office LLC

40 West 57th Street, 25th Floor

New York, New York 10019

Attention: Sue Meng, Managing Director and General Counsel

Email: [***]

Any Person that becomes a Shareholder shall provide its address and Email to the Company, which shall promptly provide such information to each other Shareholder.

Section 3.03. Waiver; Amendment; Termination.

(a)           Subject to Section 3.03(b), no provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the Company with approval of the Board of Directors and Shareholders holding at least a majority of all Shares (as determined on a Common Equivalents and Fully-Diluted basis), held by the parties hereto at the time of such proposed amendment or modification. In addition, any party may waive any provision of this Agreement with respect to itself by an instrument in writing executed by the party against whom the waiver is to be effective.

(b)            In addition, any amendment, waiver or modification of any provision of this Agreement that would materially and adversely affect any Shareholder in a manner that is disparate from the manner in which it affects other Shareholders may be effected only with the consent of the Shareholder so affected.

Section 3.04. Governing Law. This Agreement is governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

Section 3.05. Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any state or federal court in The City of New York, Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.02 shall be deemed effective service of process on such party.

Section 3.06. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. The Company or any Shareholder may file an original counterpart or a copy of this Section 3.06 with any court as written evidence of the consent of any of the parties to the waiver of their rights to trial by jury.

Section 3.07. Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure the money damages that would be suffered if the parties fail to comply with any of the obligations imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Each party shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to seek injunctive relief, including specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties shall raise the defense that there is an adequate remedy at law.

Section 3.08. Counterparts; Effectiveness. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 3.09. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersede all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

Section 3.10. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent provided by law and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GUARDIAN METAL RESOURCES PLC

By:
Name:
Title:

UCAM LIMITED

By:
Name:
Title:

JUGGERNAUT FUND, L.P.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]